Abbey Capital Futures Strategy Fund (the “Fund”)

a series of The RBB Fund, Inc.

Class I Shares (Ticker: ABYIX)

Class A Shares (Ticker: ABYAX)

Class C Shares (Ticker: ABYCX)

Class T Shares (Not Currently Available for Sale)

Supplement dated March 5, 2018
to the Fund’s Prospectus and Statement of Additional Information, each dated December 31, 2018

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Effective as of March 5, 2018, Tudor Investment Corporation serves as a Trading Adviser to the Fund’s subsidiary, Abbey Capital Offshore Fund Limited. Accordingly, the following information is added to the Fund’s Prospectus and Statement of Additional Information.

(i)	Tudor Investment Corporation is added to the section titled “Summary Section — Management of the Fund — Investment Adviser and Trading Advisers” of the Fund’s Prospectus.

(ii)	The following is added to the section titled “More Information About Management of The Fund — Trading Advisers” of the Fund’s Prospectus:

Tudor Investment Corporation

The Adviser has entered into a trading advisory agreement with Tudor Investment Corporation (“Tudor”) to manage a portion of the Fund’s assets using the Tudor Emerald Momentum program. Tudor is a Connecticut-based investment manager, formed in 1980 by Paul Tudor Jones II. Tudor’s main office is located at 1275 King Street, Greenwich, Connecticut 06831, United States. Tudor is registered with the U.S. Commodity Futures Trading Commission as both a Commodity Trading Advisor and a Commodity Pool Operator and is a member of the National Futures Association in such capacities. Tudor is also registered with the U.S. Securities and Exchange Commission as an investment adviser. Tudor runs multiple strategies including but not limited to discretionary global macro, event driven and quantitative investment and trading strategies. The Tudor Emerald Momentum program trades a systematic trend following strategy across a broad range of global futures markets.

Steven Evans, Managing Director, Director – Tudor’s Systems Trading Group

Steve Evans joined Tudor in August 1997 and is based in the Greenwich office. He is Director of Tudor’s Systems Trading Group. Steve serves on various Tudor committees including the Management Committee and the Capital Allocation Committee. Prior to becoming Director of Tudor’s Systems Trading Group in January 2003, he held various positions at Tudor, including Chief Technology Officer. Prior to joining Tudor, he was a Vice President of Software Development at D.E. Shaw & Co., where he led the design and implementation of a multi-product risk management system (1996-1997). Prior to that, Steve was a Senior Manager in the Advanced Technology Group of Andersen Consulting, now Accenture Consulting, where he led the design and architecture of several large projects, including a real-time market surveillance system for a major international stock exchange (1987-1996). He also developed and sold video games during high school and college. He currently serves as a Director of Headlands Technologies LLC. Steve holds an M.A. (First Class Honours) in Mathematics from Wadham College, Oxford University (1987).

Daryl Cook, Managing Director, Quantitative Portfolio Manager – Tudor’s Systems Trading Group

Daryl Cook joined Tudor in July 1993 and is based in the London office. He is a member of Tudor’s Systems Trading Group’s Portfolio Advisory Group and has over twenty years of experience developing and implementing systematic trading models. Prior to joining Tudor in July 1993, he was employed by Reuters where he helped develop their IDN infrastructure (1988-1993) and Scicon Ltd. (1985-1988). Daryl holds a B.Sc. in Mathematics from Bristol University (1985).

(iii)	The following is added to the section titled “Investment Advisory and Other Services — Investment Trading Advisers” in the Fund’s Statement of Additional Information:

Tudor Investment Corporation (“Tudor”) 1275 King Street Greenwich, CT 06831 United States

Tudor is a Connecticut-based investment manager, formed in 1980 by Paul Tudor Jones II. Tudor is privately owned by certain current and former senior officers. Tudor runs multiple strategies including but not limited to discretionary global macro, event driven and quantitative investment and trading strategies. The Tudor Emerald Momentum program trades a systematic trend following strategy across a broad range of global futures markets.

Please retain this Supplement for future reference.